                          PLAN INVESTMENT FUND, INC.
                             676 St. Clair Street
                            Chicago, Illinois 60611

                      ---------------------------------

                         NOTICE OF ANNUAL MEETING OF
                      PARTICIPATION CERTIFICATE HOLDERS
                         TO BE HELD ON APRIL 26, 1995

                      ---------------------------------

To The Participation Certificate Holders of
   Plan Investment Fund, Inc.


   The Annual Meeting of Participation Certificate holders of PLAN INVESTMENT FUND, INC. (the "Company") will be held on April 26, 1995, at 10:00 a.m. at the Drake Hotel, Chicago, IL, for the following purposes:


(1) To elect ten (10) Trustees; each Trustee elected will hold office until the next annual meeting of Participation Certificate holders or until his successor is duly elected and qualified;

(2) To ratify the selection of Coopers & Lybrand as independent certified public accountants for the Company for the fiscal year ending December 31, 1995; and

(3) To transact such other business as may properly come before the meeting.


    The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each Participation Certificate holder is invited to attend the Annual Meeting of Participation Certificate holders in person. If a quorum is not present at the annual meeting, the Company reserves the right to adjourn the meeting.

    Participation Certificate holders of record at the close of business on March 8, 1995, have the right to vote at the meeting.

    Whether or not you now expect to be present at the meeting, we urge you to complete, date, sign and return the enclosed proxy by April 10, 1995 in the enclosed envelope in order that the meeting may be held and a maximum number of Participation Certificates may be voted.



   March 31, 1995                          Burton X. Rosenberg
                                               Secretary

                          PLAN INVESTMENT FUND, INC.
                             676 St. Clair Street
                           Chicago, Illinois 60611

                          --------------------------

                               PROXY STATEMENT
                          --------------------------


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Plan Investment Fund, Inc. (the "Company") for use at the Annual Meeting of Participation Certificate holders to be held on April 26, 1995, at 10:00 a.m. at the Drake Hotel, Chicago, IL (such meeting, including any adjournment thereof, is referred to as the "Meeting"). The Company will bear all proxy solicitation costs. Any Participation Certificate ("PC") holder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This proxy Statement and the enclosed proxy are expected to be distributed to PC holders on or about March 31, 1995.

The Company currently offers two portfolios - the Money Market Portfolio and the Short-Term Portfolio. Only PC holders of record at the close of business on March 8, 1995, will be entitled to vote at the Meeting. On that date the following number of PCs of the Company were outstanding and entitled to be voted at the Meeting: 698,856,360.18 Money Market Portfolio PCs and 12,349,265.578 Short-Term Portfolio PCs. Each PC is entitled to one vote. Cumulative voting in the election of Trustees is not permitted.

Each PC holder of record on the record date shall be entitled to cast one vote for each PC and a pro rata vote for each fractional PC outstanding in its name as of the record date on each matter to be voted upon at the meeting. The approval of a majority of the issued and outstanding PCs affected by the matter to be voted upon shall be required for approval of such matter. The PC holders entitled to cast a vote with respect to at least a majority of the Company's issued and outstanding PCs, present in person or by proxy, shall constitute a quorum at the Meeting. Abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Members of the Board of Trustees shall be elected by written ballots, each of which shall be signed by the PC holder or its proxy and specifying the number of PCs voted with respect to such election.

The Company's Annual Report for its Money Market and Short-Term
Portfolios, containing financial statements for the year ended December 31, 1994, has been mailed to PC holders and is not to be regarded as proxy solicitation material. To receive a free copy of this report, call PFPC Inc. at (800) 441-7764.

If you do not expect to be present at the Meeting and wish your PCs to be voted, please date and sign the enclosed proxy and mail it in the enclosed reply envelope addressed to the Company, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

                           ELECTION OF TRUSTEES

Ten Trustees, constituting the entire Board of Trustees, are to be elected at the Meeting. Each Trustee so elected will hold office until the next Annual Meeting of PC holders and until his successor is elected and qualifies, or until his term as a Trustee is terminated as provided in the Company's Bylaws. The persons named as proxies in the accompanying proxy have been designated by the Board of Trustees and, unless contrary instructions are given, intend to vote for the nominees named below.

All PCs represented by valid proxies will be voted in the election of Trustees for each nominee named below unless authority to vote for a particular nominee is withheld. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute as the Board of Trustees may recommend unless a decision is made to reduce the number of Trustees serving on the Board. The election of Trustees must be approved by a majority of the outstanding PCs of the Company. The following table sets forth certain information about the nominees:


Name, Position &                         Prior Five Years
Length of Service           Age         Business Experience
------------------          ----       ----------------------------------
Albert F. Antonini           64        1990 to Present, President and
 Trustee since 1991                    Chief Executive Officer, Blue Cross
Executive Trustee                      and Blue Shield of Central New
 since 1992 (1)                        York Inc. Mr. Antonini also serves
                                       as a director of Chase Manhattan
                                       Bank - Central New York Advisory
                                       Board, HMO - CNY Inc., BC&S
                                       Associates Inc. and The Caring
                                       Program for Children Foundation.

Philip A. Goss *             36        January 1994 to Present,
 Trustee since 1994                    President and Chief Executive
President since 1994                   Officer, Health Plans Capital Services
                                       Corp; February 1992 to December 1993,
                                       Vice President and Chief Operating
                                       Officer, Health Plans Capital
                                       Services Corp.; prior to February
                                       1992, Controller, Health Plans
                                       Capital Services Corp.

Steven L. Hooker             40        April 1993 to Present, Senior Vice
 Trustee since 1994                    President, Finance and Treasurer,
                                       Blue Cross and Blue Shield of
                                       Oregon; April 1993 to Present,
                                       President, Oregon Pacific States
                                       Insurance Company. January 1991 to
                                       March 1993, Vice President, Finance
                                       and Treasurer, Blue Cross and Blue
                                       Shield of Oregon; prior to January
                                       1991, Vice President, Finance, Blue
                                       Cross and Blue Shield of Oregon.
                                       Mr. Hooker also serves as a
                                       director of Oregon Pacific States
                                       Insurance Company and Associated
                                       Administrators Inc.

Name, Position &                         Prior Five Years
Length of Service           Age         Business Experience
-----------------           ----       -----------------------------------
William M. Lowry             58        May 1994 to Present, President and
 Trustee since 1990                    Chief Executive Officer, Blue Cross
(1)                                    of Western Pennsylvania; June 1993
                                       to April 1994, President and Chief
                                       Operating Officer, Blue Cross of
                                       Western Pennsylvania; July 1992 to
                                       May 1993, Executive Vice President,
                                       Blue Cross Business Group, Blue
                                       Cross of Western Pennsylvania;
                                       April 1990 to June 1992, Executive
                                       Vice President and Treasurer, Blue
                                       Cross of Western Pennsylvania;
                                       prior to April 1990, Corporate Vice
                                       President, Business and Financial
                                       Services, Blue Cross of Western
                                       Pennsylvania.  Mr. Lowry also
                                       serves as a director of numerous
                                       wholly owned subsidiaries of Blue
                                       Cross of Western Pennsylvania.

David M. Murdoch*            59        July 1993 to Present, Senior Vice
 Trustee since 1987                    President, Licensing, Finance and
Treasurer since 1994                   Operations, Blue Cross and Blue
(1)                                    Shield Association; February 1992
                                       to June 1993, Senior Vice
                                       President, Business Support and
                                       Strategy, Blue Cross and Blue
                                       Shield Association; 1990 through
                                       December 1993, President and Chief
                                       Executive Officer, Health Plans
                                       Capital Services Corp.  Mr. Murdoch
                                       also serves as a director of Health
                                       Plans Capital Services Corp. and
                                       Ravenswood Health Care Medical
                                       Center

Ralph S. Rhoades             68        January 1995 to Present, Vice
 Trustee since 1994                    Chairman and Chief Executive
                                       Officer, Blue Cross and Blue Shield
                                       of Oklahoma; prior to January 1995,
                                       President and Chief Executive
                                       Officer, Blue Cross and Blue Shield
                                       of Oklahoma.

Donald P. Sacco              49        1990 to Present, President and
 Trustee since 1990                    Chief Executive Officer, Pierce
                                       County Medical Bureau.  Mr. Sacco
                                       also serves as a director of Summit
                                       Bancorp.

Norman C. Storbakken         49        1990 to Present, Group Vice
 Trustee since 1992                    President and Chief Financial
(2)                                    Officer, Blue Cross and Blue Shield
                                       of Minnesota.  Mr. Storbakken also
                                       serves as a director of Mediqual
                                       Systems, CC Systems Corp., HMO
                                       Midwest and Community Health Center
                                       Inc.

Name, Position &                         Prior Five Years
Length of Service           Age         Business Experience
-----------------           ----        ----------------------------------
Thomas J. Ward               57        January 1992 to Present, President
 Trustee since 1993                    and Chief Executive Officer, Blue
                                       Cross of Northeastern Pennsylvania;
                                       October 1990 to December 1991,
                                       President, Blue Cross of
                                       Northeastern Pennsylvania; prior to
                                       October 1990, Executive Vice
                                       President, Blue Cross of
                                       Northeastern Pennsylvania.

Sherman M. Wolff             55        November 1991 to Present, Senior
 Trustee since 1993                    Vice President, Finance, Health
(2)                                    Care Service Corporation; Prior to
                                       November 1991, Principal, William
                                       M. Mercer Incorporated.  Mr. Wolff
                                       also serves as a director of
                                       Metropolitan Chicago Leadership
                                       Council.

* May be deemed an "Interested Person", as defined in the Investment Company Act of 1940, because he is an officer or Director of the Company's administrator, Health Plans Capital Services Corp.

(1) Member of the Nominating Committee
(2) Member of the Short-Term Portfolio Code of Ethics Committee

On December 31, 1991, one of the Company's Trustees, William M. Lowry, entered into a Consent to Order issued by the Office of Thrift Supervision ("OTS") in connection with his service on the Board of Directors of a savings and loan association. The Order prohibits Mr. Lowry from participating in any manner, without the prior written approval of the OTS, in the conduct of the affairs of financial institutions insured under the Federal Deposit Insurance Act.

The Board of Trustees met three times during the Company's last fiscal year. Trustees Lowry, Sacco, Storbakken and Wolff attended less than 75% of the fiscal year meetings of the Board of Trustees held during the period they were Trustees. As individuals, the Trustees cannot directly own PCs of the Company; however, all of the Trustee nominees are officers or employees of corporations that are eligible to own PCs and may be deemed to exercise voting and investment power in that capacity. As of March 8, 1995, these Trustee nominees' employers owned or controlled the following:
                                     Money Market        Short-Term
          Trustee                    Portfolio PCs      Portfolio PCs
        ---------------             -------------       -------------

        Albert F. Antonini          22,331,053.68            -
        Philip A. Goss              22,128,597.28        165,049.446
        Steven L. Hooker            32,000,000.00            -
        William M. Lowry            71,029,514.05        236,244.300
        David M. Murdoch            60,591,622.81        654,582.124
        Ralph S. Rhoades             6,918,443.85      1,168,934.927
        Donald P. Sacco                 37,701.35      1,694,557.809
        Norman C. Storbakken         2,400,687.50         16,024.807
        Thomas J. Ward              16,032,667.21            -
        Sherman M. Wolff            53,009,424.36      1,330,619.986

The Company pays Trustees who are not employed by Blue Cross and/or Blue Shield Plans, subsidiaries or affiliates $500 for each Trustee meeting physically attended by Trustees and $150 for meetings held by telephone. All Trustees and officers receive reimbursement for out-of-pocket expenses. Trustees employed by Blue Cross and/or Blue Shield Plans, subsidiaries or affiliates and officers of the Company are not paid for attending meetings. Officers of the Company receive no compensation from the Company for performing the duties of their offices.

Trustees who may be deemed Interested Persons are also Directors of Health Plans Capital Services Corp. ("CSC"), 676 St Clair Street, Chicago, Il, 60611. CSC has been retained to act as administrator for the Company.
For the services provided and expenses assumed by CSC as administrator, CSC is entitled to receive a fee, computed daily and payable monthly, at a rate equal to .05% of each Portfolio's average annual net assets. For the fiscal year ended December 31, 1994, CSC was paid $260,066 and voluntarily waived $3,661 of the fee payable for its services as administrator for the Money Market Portfolio. For the fiscal year ended December 31, 1994, CSC was paid $75,095 and voluntarily waived $2,016 for its services as administrator for the Short-Term Portfolio. As of February 28, 1995 CSC had earned $46,050, after voluntary fee waivers, as administrator for the Money Market Portfolio and $7,878 after voluntarily fee waivers as administrator for the Short-Term Portfolio in 1995.

The Company has no standing Audit or Compensation Committee. The Company's Nominating Committee, which was established December 10, 1987, gathers information and makes recommendations to the Board of Trustees on potential nominees for election as Trustees of the Company. In the 1994 fiscal year, the Nominating Committee, consisting of Messrs. Albert F. Antonini, William M. Lowry and David M. Murdoch, met on August 31 and December 21, 1994. Mr. Murdoch may be deemed an "Interested Person", as defined in the Investment Company Act of 1940, because he is a Director of the Company's administrator, Health Plans Capital Services Corp. The Nominating Committee will consider PC holder recommendations of potential nominees that are submitted in writing and received by the Company at its principal office by the November 30 preceding the next regularly scheduled Annual Meeting of PC holders.


                 RATIFICATION OR REJECTION OF THE SELECTION OF
                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Coopers & Lybrand has been selected by the Board of Trustees, including a majority of the Board of Trustees who are not Interested Persons, as independent certified public accountants for the Company for the fiscal year ending December 31, 1995. The Trustees unanimously selected Coopers & Lybrand at a meeting held August 8, 1985, and reconfirmed this selection for the 1995 fiscal year at a meeting held January 25, 1995. The ratification or rejection of the selection of independent certified public accountants for the 1995 fiscal year is to be voted upon at the Meeting, and it is intended that the persons named in the accompanying proxy will vote for Coopers & Lybrand unless contrary instructions are given. The selection of independent certified public accountants is being submitted for ratification at the Meeting as required by the Investment Company Act of 1940.

Coopers & Lybrand has been the Company's auditor since the Company's inception of operations and has no direct or material indirect financial interest in the Company. It is expected that a representative of the firm will be present at the Meeting to make a statement if desired and to respond to appropriate questions.

                            ADDITIONAL INFORMATION

OFFICERS

Officers of the Company are elected by the Trustees and serve at the pleasure of the Board. Information is set forth below as to officers of the Company who are not Trustees:

                                         Prior Five Years
 Name & Position            Age         Business Experience
--------------------        ----       -----------------------------------
Peter Norton                 45        February 1992 to Present, Director
Assistant Secretary                    - Investment Programs, Health Plans
 since 1989                            Capital Services Corp.; Prior to
                                       February 1992, Manager - Investment
                                       Programs, Health Plans Capital
                                       Services Corp.

Burton X. Rosenberg          54        1990 to Present, Partner, Seyfarth,
Secretary since 1989                   Shaw, Fairweather & Geraldson


The Company does not compensate any of its officers for services rendered to the Company in their capacity as officers. Messrs. Goss and Norton are employees of, and receive compensation from, CSC, the Company's administrator. Mr. Rosenberg is a partner of, and receives compensation from, Seyfarth, Shaw, Fairweather & Geraldson, the Company's legal counsel. Legal fees paid to Seyfarth, Shaw, Fairweather & Geraldson by the Company for the last fiscal year were $22,569.

SIGNIFICANT OWNERS

On March 8, 1995, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Money Market Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

                                            Number of     Percent of
Name and Address of Owner                   PCs Owned      Portfolio
----------------------------              -------------   ----------
Health Care Service Corporation,          53,009,424.36      7.6%
 a Mutual Legal Reserve Company
233 N. Michigan Avenue
Chicago, IL  60601

Blue Cross and Blue Shield                46,789,421.68      6.8%
 of New Jersey
3 Penn Plaza East
Newark, NJ  07105

Blue Cross of the Rochester Area          38,095,859.32      5.5%
Blue Shield of the Rochester Area
150 East Main Street
Rochester, NY  14647

Capital Blue Cross                        37,800,000.00      5.4%
2500 Elmerton Avenue
Harrisburg, PA  17110

                                            Number of     Percent of
Name and Address of Owner                   PCs Owned      Portfolio
----------------------------               ----------     ----------
Blue Cross of Western Pennsylvania        71,029,514.05     10.1%
120 Fifth Avenue
Pittsburgh, PA  15222

Blue Cross and Blue Shield Association    60,591,622.81      8.7%
676 N. St Clair Street
Chicago, IL  60611

On March 8, 1995, the name, address, number of PCs held of record and percentage of ownership of persons which may be the beneficial owners of 5% or more of the outstanding PCs of the Short-Term Portfolio because they possessed or shared voting or investment power with respect to such PCs on behalf of their underlying accounts were as follows:

                                            Number of     Percent of
Name and Address of Owner                   PCs Owned      Portfolio
-------------------------------------      ------------    ---------
Blue Cross and Blue Shield of Georgia       893,942.160      7.2%
3350 Peachtree Road
Atlanta, GA  30326

Health Care Service Corporation,          1,330,619.986     10.8%
 a Mutual Legal Reserve Company
233 North Michigan Avenue
Chicago, IL  60601

Blue Cross and Blue Shield                1,549,044.353     12.5%
 of Mississippi
3545 Lakeland Drive East
Jackson, MS  39208

Blue Cross and Blue Shield                1,099,401.025      8.9%
 of New Jersey
3 Penn Plaza East
Newark, NJ  07105

Blue Cross and Blue Shield                1,168,934.927      9.5%
 of Oklahoma
1215 South Boulder Avenue
Tulsa, OK  74119

Blue Cross and Blue Shield                  854,744.237      6.9%
 of Memphis
85 North Danny Thomas Blvd.
Memphis, TN  38103

Pierce County Medical Bureau              1,694,557.809     13.7%
1501 Market Street
Tacoma, WA  98402

Blue Cross and Blue Shield Association      654,582.124      5.3%
676 N. St Clair Street
Chicago, IL  60611

INVESTMENT ADVISORS

The investment advisor for the Money Market Portfolio is PNC Institutional Management Corporation, 400 Bellevue Parkway, Wilmington, DE, 19809. The investment advisor for the Short-Term Portfolio is Neuberger & Berman, 605 Third Avenue, New York, NY, 10158.


PC HOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Any PC holder proposal intended to be presented at the Annual Meeting of PC holders to be held in 1996 must be received by the Company at its principal office not later than November 30, 1995 in order for it to be included in the Company's proxy materials relating to such Annual Meeting.


OTHER MATTERS

Management at present knows of no other business to be presented at the Meeting or at any adjournment(s) thereof by or on behalf of the Company or its management. Should any other matter requiring a vote of PC holders arise the persons named in the enclosed proxy will, unless authority to vote on other matters is withheld, vote for the recommendations of management with respect to such matters.


Dated: March 31, 1995


         PC HOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR PCs VOTED ARE REQUESTED TO DATE AND SIGN
                  THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

                          PLAN INVESTMENT FUND, INC.
                             676 St. Clair Street
                            Chicago, Illinois

           ---------------------------------------------------------
             PROXY SOLICITATION ON BEHALF OF THE BOARD OF TRUSTEES FOR ANNUAL MEETING OF PARTICIPATION CERTIFICATE HOLDERS
                     TO BE HELD ON APRIL 26, 1995
           ---------------------------------------------------------


The undersigned Participation Certificate ("PC") holder of Plan Investment Fund, Inc. does hereby appoint Philip A. Goss and David M. Murdoch, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Participation Certificate holders to be held on April 26, 1995, at the Drake Hotel, Chicago, IL at 10:00 a.m. and at all adjournments thereof, and thereat to vote the PCs held in the name of the undersigned on the record date for said meeting on the matters listed below, all of which have been proposed by Plan Investment Fund, Inc.

1. ELECTION OF TEN TRUSTEES

Instructions: To vote for individual nominees, place an "X" on the line next to each such nominee, up to a total of ten individual nominees. UNLESS THE AUTHORITY TO VOTE FOR A NOMINEE IS WITHHELD OR UNLESS OTHERWISE SPECIFIED, AUTHORITY IS DEEMED GRANTED TO VOTE FOR THE ELECTION OF SUCH NOMINEE.

                                                         Withhold
                                               Vote      Authority
      Name of Management Nominee                For       to Vote
      --------------------------               ----      ---------
      All of the nominees listed below         ----        ----

      or individually

      Albert F. Antonini                       ----        ----
      Philip A. Goss                           ----        ----
      Steven L. Hooker                         ----        ----
      William M. Lowry                         ----        ----
      David M. Murdoch                         ----        ----
      Ralph S. Rhoades                         ----        ----
      Donald P. Sacco                          ----        ----
      Norman C. Storbakken                     ----        ----
      Thomas J. Ward                           ----        ----
      Sherman M. Wolff                         ----        ----

      Name of additional nominee(s)
      -----------------------------

      -----------------------------            ----
      -----------------------------            ----
      -----------------------------            ----

2. RATIFICATION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

Ratify selection of Coopers & Lybrand as independent certified public accountant for the fiscal year ending December 31, 1995.

(Accountants)          ----  FOR    ---- AGAINST    ---- ABSTAIN



3. OTHER BUSINESS

Recommendations of management with respect to such other business properly brought before the Meeting (or any adjournment(s) thereof).

(Other Business)       ----  FOR    ---- AGAINST    ---- ABSTAIN


THE PCS REPRESENTED BY THIS PROXY SHALL BE VOTED AS INSTRUCTED, PROVIDED THAT IF NO INSTRUCTION IS GIVEN FOR A PARTICULAR MATTER, THIS PROXY CONFERS AUTHORITY TO VOTE -

(A) FOR THE ELECTION OF THE NOMINATING COMMITTEE'S SLATE OF TRUSTEES SET FORTH IN PARAGRAPH 1 ABOVE;

(b) FOR RATIFICATION OF ACCOUNTANTS SET FORTH IN PARAGRAPH 2 ABOVE; AND

(c) FOR THE RECOMMENDATIONS OF MANAGEMENT WITH RESPECT TO SUCH OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING (OR ANY ADJOURNMENT(S) THEREOF).


                             Dated : April  ----, 1995


                               -------------------------------------------
                                               (Signature)

                               -------------------------------------------
                                                 (Title)


THIS PROXY SHOULD BE SIGNED BY AN OFFICER AUTHORIZED TO GIVE WRITTEN INSTRUCTIONS FOR INVESTMENT ACCOUNTS AND RETURNED TO THE COMPANY C/O PFPC Inc., P. O. BOX 8950, WILMINGTON, DELAWARE, 19899.